QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-166550 on Form S-8 of our report dated March 18, 2011, relating to the consolidated financial statements of Rhino Resource Partners LP and subsidiaries appearing in this Annual Report on Form 10-K of Rhino Resource Partners LP for the year ended December 31, 2010.

/s/ DELOITTE & TOUCHE LLP

Cincinnati, Ohio
March 18, 2011

QuickLinks

  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM